SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2007

GENERAL STEEL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	333-105903	412079252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100020
(Zip Code)

Kuntai International Mansion Building, Suite 2315, Yi No. 12,
Chaoyangmenwai Ave., Chaoyang District, Beijing 100020, China
(Address of Principal Executive Offices)

+ 86 (10) 58797346
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

(a)    On June 21, 2007, General Steel Holdings, Inc. (“General Steel”) filed a current report on Form 8-K reporting the entering into a Joint Venture Agreement with Shaanxi Long Men Iron and Steel (Group) Co., Ltd., a limited liability company formed under the laws of the People’s Republic of China. This joint venture has been completed on June 22, 2007 when the business license was issued.

(b)   Shaanxi Long Men Iron and Steel (Group) Co., Ltd. contributed most of its working assets to the joint venture. Key units of the joint venture include:

•
Shaanxi Long Men Iron and Steel (Group) Co., Ltd., (“Base Steel Operations”): Includes 8 blast furnaces (total volume 1749 cubic meters), 4 converters (total load 150 tons) and 1 continuous casting mill;

•	Shaanxi Long Men Iron and Steel (Group) Co., Ltd., Xi’an Rolling Mill: Annual capacity is 700,000 tons of rebar - includes 1 semi-continuous mill line;

•	Shaanxi Long Men Iron and Steel (Group) Co., Ltd., Mulonggou Mining Co.: An iron-ore mine with 150,000 tons annual capacity;

•
Shaanxi Long Men Iron and Steel (Group) Co., Ltd., Changlong Transportation Co: A comprehensive transportation company combining railroad transportation, loading and discharging, maintenance as well as finished oil products and components - daily throughput capacity exceeds 5,000 tons;

•	Shaanxi Long Men Iron and Steel (Group) Co., Ltd., Han Cheng Yulong Hotel: A three-star rated, 125 room hotel and recreation complex catering to the construction and steel support industries;

•	Shaanxi Yuxin Commercial Trading Co., Ltd.; and

•	Shaanxi Yuteng Commercial Trading Co., Ltd.

(c)
General Steel contributed to the joint venture through two of its subsidiaries, Tianjin Daqiuzhuang Metal Sheet Co., Ltd. (“DQ”) and Tianjin Qiu Steel Investment Co., Ltd. (“QS”). DQ and QS each has contributed RMB160,000,000 and RMB 140,000,000 in cash, respectively. DQ and QS each holds 32% and 28% respectively of the joint venture and 60% collectively.

Item 9.01 Financial Statements and Exhibits

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The Audited Consolidated Financial Statements of Shaanxi Long Men Iron & Steel Co., Ltd. (Contributed Relevant Net Assets of Shaanxi Longmen Iron and Steel (Group) Co., Ltd.) as of December 31, 2006 and 2005 are filed as Exhibit 99.1 to this current report and are incorporated herein by reference.

The Unaudited Consolidated Financial Statements of Shaanxi Long Men Iron & Steel Co., Ltd. (Contributed Relevant Net Assets of Shaanxi Longmen Iron and Steel (Group) Co., Ltd.) as of May 31, 2007 are filed as Exhibit 99.2 to this current report and are incorporated herein by reference.

(b)  Pro Forma financial information is filed as Exhibit 99.3 to this current report and are incorporated herein by reference.

(c)	Not applicable

(d)  EXHIBITS

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2007	GENERAL STEEL HOLDINGS, INC. (Registrant)

	By:	/s/ Zuo Sheng Yu
Zuo Sheng Yu Chairman and Chief Executive Officer